AGREEMENT FOR PURCHASE OF 7.5 SHARES

     AGREEMENT FOR PURCHASE OF 7.5 SHARES ("Agreement"), dated as of June 8, 2004, by and between Audiovox Corporation, a Delaware corporation ("Purchaser"), and Toshiba Corporation, a Japanese corporation ("Seller" and together with Purchaser, the "Parties" and each individually a "Party").

     WHEREAS, Purchaser desires to purchase, and Seller desires to sell, seven and one-half (7.5) shares (the "Shares") of Class B Common Stock of Audiovox Communications Corp., a Delaware corporation, on the terms set forth herein.

     NOW, THEREFORE, the Parties agree as follows:

     1. Sale of Shares. Seller shall sell and transfer the Shares to Purchaser, and Purchaser shall purchase the Shares from Seller, on the terms set forth herein.

     2. Purchase Price. The aggregate purchase price for the Shares shall be U.S.$1,410,000 (the "Purchase Price").

     3. Representations and Warranties.

     Each Party hereby represents and warrants to the other Party as follows:

          3.1 Organization and Related Matters. Such Party is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

          3.2 Authority; Enforceability; Effect of Agreement. Such Party has all necessary organizational power and authority to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary corporate action of such Party, and has been duly executed and delivered by such Party. Assuming the due authorization, execution and delivery by the other Party, this Agreement constitutes a valid and legally binding obligation of such Party, enforceable against such Party in accordance with its terms.

          3.3 No Conflicts.

               (a)The execution and delivery by such Party of this Agreement does not, and the performance by such Party of its obligations hereunder will not, conflict with or result in any violation of or default (with or without notice or lapse of time or both) under (i) the organizational documents of such Party, (ii) any agreement to which such Party is a party or is otherwise bound, or (iii) any law, regulation or order of any governmental authority to which such Party is subject.

               (b)The execution and delivery of this Agreement by such Party, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby will not require the approval or consent of any third party, including any governmental authority.

     4. Ownership of Shares. Seller hereby represents and warrants to Purchaser that Seller is the record and beneficial holder of the Shares and will transfer



                                  Exhibit 99.6



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and  deliver to  Purchaser  at the Closing  valid title to the Shares,  free and clear of any lien, encumbrance, pledge, interests of third parties or other claims.

     5. General Provisions. The provisions contained in Attachment 1 hereto are hereby incorporated by reference herein as an integral part of this Agreement.

                                  Exhibit 99.6

                                       2


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     IN WITNESS WHEREOF,  the Parties have caused this Agreement for Purchase of
7.5 Shares to be executed as of the date first written above.



                                   TOSHIBA CORPORATION,
                                   a Japanese corporation, acting through its Mobile Communications Company



                                   By:   /s/ Chikahiro Yokata
                                         Name:  Chikahiro Yokata
                                         Title: President and CEO, Mobile
                                                Communications Company


                                   AUDIOVOX CORPORATION,
                                   a Delaware corporation



                                   By:   /s/ John J.  Shalam
                                         Name:  John J. Shalam
                                         Title: Chief Executive Officer


                                  Exhibit 99.6

                                       3


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                                  Attachment I

                               General Provisions

1. Governing Law. This Agreement shall be construed and interpreted in accordance with and governed by the laws of the State of New York, U.S.A., including, without limitation, Section 5- 1401 of the General Obligations Law of the State of New York (without regard to the choice of law provisions thereof). Judgment upon an award rendered by the arbitrators pursuant to Section 2 of this Attachment 1 shall be entered in the courts of the State of New York, and the Parties hereby submit to the exclusive jurisdiction of such courts for the purpose of any such entry. The Parties agree and consent that services of process may be made upon the Parties in any legal proceedings relating hereto by any means allowed under applicable law.

2.   Dispute Resolution.

     (a) The Parties intend that all disputes between the Parties arising out of this Agreement that do not involve claims by or against third parties shall be settled by the Parties amicably through good faith discussions upon the written request of either Seller or Purchaser. In the event that any such dispute cannot be resolved thereby within a period of sixty (60) calendar days after such notice has been given, such dispute shall be finally settled by binding arbitration at the request of either Party.

     (b) Each arbitration hereunder shall be conducted in the English language in New York, New York, and shall be administered by the American Arbitration Association under its Commercial Arbitration Rules then in effect, before three
(3) independent arbitrators to be appointed as follows. Each Party shall appoint one (1) arbitrator, and the two (2) arbitrators so appointed shall appoint a third arbitrator in accordance with paragraph (c) of AAA Rule R-15 (Appointment of Neutral Arbitrator by Party-Appointed Arbitrators or Parties) currently in effect. However, in all events, these arbitration provisions shall govern over any conflicting rules which may now or hereafter be contained in the applicable rules.

     (c) Each Party may demand arbitration by filing a written demand with the other Party within one hundred eighty (180) calendar days after the expiration of the sixty (60) day period described above. The arbitrators shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding intended to resolve a dispute, including the termination of this Agreement. Notwithstanding the foregoing, each Party shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction, pending the final decision or award of the arbitrators. The award rendered in an arbitration hereunder shall be final and non- appealable.

3. Notices and Other Communications. Any and all notices, requests, demands and other communications required or otherwise contemplated to be made under this Agreement shall be in writing and in English and shall be provided by one or more of the following means and shall be deemed to have been duly given (a) if delivered personally, when received, (b) if transmitted by facsimile, on the first (1st) Business Day following receipt of a transmittal confirmation, or (c) if by international courier service, on the third (3rd) Business Day following

                                  Exhibit 99.6
                                       1
the date of deposit with such courier service, or such earlier delivery date as may be confirmed in writing to the sender by such courier service. All such notices, requests, demands and other communications shall be addressed as follows:

         If to Seller:

                  Toshiba Corporation
                  Mobile Communications Company
                  1-1, Shibaura 1-chome, Minato-ku
                  Tokyo 105-8001
                  Japan
                  Attention: General Manager, Business Planning Division, Mobile Communications Company

                  Telephone:        (81-3) 3457-2608
                  Facsimile:        (81-3) 5444-9442

         If to Purchaser:

                  Audiovox Corporation
                  150 Marcus Blvd.
                  P.O. Box 18000 Hauppauge, NY 11788-1800 U.S.A.
                  Attention:        Charles M. Stoehr
                  Telephone:        (631) 436-6505
                  Facsimile:        (631) 231-1370

         With a copy to:

                  Levy & Stopol, LLP
                  East Tower, 14th Floor
                  190 EAB Plaza
                  Uniondale, NY 11556-0190
                  Telephone:  (516) 802-7007
                  Facsimile:  (516) 802-7008

or to such other address or facsimile number as a Party may have specified to the other Party in writing delivered in accordance with this Section. For the purposes of this Section, "Business Day" shall mean a day on which commercial banks in New York City are generally open to conduct their regular banking business.

4. Severability. If any provisions of this Agreement shall be held to be illegal, invalid or unenforceable, the Parties agree that such provisions will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. If necessary to effect the intent of the Parties, the Parties will

                                  Exhibit 99.6
                                       2


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negotiate  in good faith to amend this  Agreement  to replace the  unenforceable language with enforceable language which as closely as possible reflects such intent.

5. Amendments. This Agreement may be amended or modified only by a written instrument signed by both of the Parties.

6. Waiver. Any waiver by either Party of an instance of the other Party's noncompliance with any obligation or responsibility herein contained shall be in writing and signed by the waiving Party and shall not be deemed a waiver of other instances of the other Party's noncompliance hereunder.

7. No Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties. Nothing in this Agreement shall confer any rights upon any person or entity other than the parties and their respective successors and permitted assigns. Neither Party may assign this Agreement or its rights hereunder to any person or entity without the written consent of the other Party. No assignment by any person or entity of this Agreement or of any of such person's or entity's rights hereunder shall release such person or entity from any of its obligations hereunder. Any attempted assignment of this Agreement in violation of this Section shall be void and of no effect.

8. Expenses. Each Party shall bear all out-of-pocket costs and expenses (including, without limitation, attorney's, accountant's and financial advisor's fees) incurred by it in connection with the negotiation and execution of this Agreement.

9. Construction. This Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any Party.

10. Interpretation and Construction of this Agreement. Unless the context shall otherwise require, any pronoun shall include the corresponding masculine, feminine and neuter forms, and words using the singular or plural number shall also include the plural or singular number, respectively. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The headings of the Sections in this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretations of this Agreement. Unless the context shall otherwise require, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision). Any reference in this Agreement to a "day" or a number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given, on the next Business Day.

11. Disclaimer of Agency. This Agreement shall not constitute any Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any Liability of any kind, expressed or implied, against or in the name or on behalf of the other Party or any of its affiliates.


                                  Exhibit 99.6
                                       3


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12.  Language.  The  Parties  have  negotiated  this  Agreement  in the  English language, which shall be the governing language of this Agreement.

13. Relationship of the Parties. Nothing contained in this Agreement is intended to, or shall be deemed to, create a partnership or joint venture relationship between the Parties or any of their affiliates for any purpose, including tax purposes. Neither of the Parties nor any of their respective affiliates will take a position contrary to the foregoing.

14. Specific Performance. Each Party agrees that the other Party shall be entitled to obtain an injunction or injunctions in accordance with the dispute resolution procedures contained in Section 2 of this Attachment 1 to prevent breaches of the provisions of this Agreement, or any agreement contemplated hereunder and to enforce specifically the terms and provisions hereof, in each instance without being required to post bond or other security, without being required to prove irreparable harm, and in addition to, and without having to prove the adequacy of, other remedies at law.

15. Consequential and Other Damages. Neither Party shall be liable to the other Party under any contract, negligence, strict liability or other theory for any indirect, incidental, consequential, punitive or other special damages (including without limitation lost profits) asserted by the other Party.

16. Entire Agreement. The provisions of this Agreement (including this Attachment 1) set forth the entire agreement and understanding between the Parties as to the subject matter hereof and supersede all prior agreements, oral or written, and all other prior communications between the Parties relating to the subject matter hereof.

17. Counterparts. This Agreement may be executed in counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such counterpart shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.


                                  Exhibit 99.6
                                       4